Exhibit 99.2

        Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

                               STATEMENT OF WORK 1

The following Statement of Work ("Statement of Work") includes terms of and incorporates by reference the Master Service Agreement between NewRoads Inc. ("NewRoads") and Bluefly, Inc. ("Company") dated July 27, 2005 ("Master Services Agreement").

This Statement of Work is effective as of July 27, 2005 ("Effective Date").

1. TERM. The initial term of this Agreement shall commence on July 27, 2005 (the "Commencement Date"), continue for two years and shall expire on July 26, 2007 (the "Expiration Date") unless earlier terminated in accordance with this Section or elsewhere in this Agreement (the "Initial Term"). This Agreement shall automatically be renewed for successive one-year terms (each, a "Renewal Term," and, together with the Initial Term, the "Term") commencing after the expiration of the Initial Term or Renewal Term unless NewRoads or Company provides the other with at least 120 days prior written notice of its election to terminate this Agreement at the end of the Initial Term or Renewal Term (as applicable). Thereafter, the Term may be extended only by agreement of the parties signed by both parties.

2. SERVICES. The Services shall include the following services plus any Special Services and other services for which the parties shall have agreed and for which either Transaction Fees or other Fees have been established:

    a. Transaction Services: The following services are provided to Company by NewRoads. The parties acknowledge and agree that the services described below are all of the services currently provided by NewRoads to Company under the Original Agreement. Services not specifically listed may, or may not, be available from NewRoads, but regardless, are specifically not provided. Any change to this list of Services requires establishment of an appropriate Fee.

        i.      Client Services

            1) Provide skilled and knowledgeable management personnel to coordinate and direct internal operations and insure execution of Company's business is accordance with Company's rules and standards, as agreed. Assign a mutually acceptable Account Manager, who shall act as the principal day-to-day liaison between the parties.

            2) Maintain Promotional & Product data for sales, marketing and reporting purposes.

            3) Make available to the Company an agreed set of reports and information (the "Reports") via a telecommunications link at such times and at such schedule as the parties shall agree.

            4)      Develop customized reports to Company's specifications.

            5) Manage an Imprest Fund for certain pass-through & reimbursable expenses as specified in this or a subsequent Statement of Work

            6) Provide new program start-up services as agreed between the parties.

            7) Upon termination of Agreements, provide close down services as necessary to remove Company Merchandise and Data from NewRoads systems and facilities.

            8) Coordinate business reviews involving Company and NewRoads, as may be appropriate.

            9) Make staff available for merchandise and web site training at the Company's reasonable request.

            10) Maintain and operate a drop ship and affiliate partner program as agreed between the parties.

            11) On behalf of the Company, make payments from the Imprest Fund for invoices approved by the Company for fulfillment related expenses.

            12) Create and dispatch customer notices according to legal requirements or the Company's lawful written instructions.

            13) Provide problem resolution and support services, as required to insure necessary levels of customer service.

        ii.     Value Added Processes

            1)      Provide certain value added services, specifically:

                a)      Gift wrapping

        iii.    Fulfillment Services

            1) Pick/Pack/Ship backordered merchandise according to specifications set forth by the Company.

            2) Pick/Pack/Ship active or reserve merchandise according to specifications set forth by the Company.

            3) Insert additional materials (package inserts) into outbound shipments per Company's instructions, and use any specific packaging materials or packing processes, per Company's instructions.

            4)      Process customer returns:

            5)      Support the fulfillment of catalog requests, as necessary

            6) Issue gift certificates and other purchase incentives in accordance with the Company's lawful written instructions.

            7) Support the customization of products, according to the Company's written instructions, when requested by the buyer.

            8) Provide same-day shipping of overnight packages upon customer request.

            9) Assemble Company's merchandise into Company defined kits for resale.

            10) Prepare Merchandise for distribution to stores, upon Company's written instructions. Such requests must be received not less than two weeks prior to the date Merchandise must be shipped.

        iv.     Inventory Management Services

            1) Receive merchandise against purchase orders provided by the Company either electronically or by hard copy as agreed between the parties.

                a)      Sign for the number of cartons received
                b) Perform quantity checks, quality assurance checks and inspection
                c) Non-problem merchandise: process into active, reserve or backorder status
                d) Problem merchandise: segregate, notify Company, in such form and at such times as agreed between the parties, resolve problem as directed by Company.

            2)      Prepare Merchandise for sale, as instructed by Company.

            3) Receive, inspect and process returned merchandise in accordance with mutually agreed specifications with respect to (i) refurbishment, (ii) holding it pending receipt of RA number, (iii) returning it to active or reserve inventory, and (iv) setting it aside for liquidated or special handling; issue credits to Customers or provide replacement Merchandise as appropriate.

            4) Notify Company of returned merchandise in such form and such times as agreed between the parties.

            5)      Provide warehouse security.

            6) Provide specialized warehouse storage [such as highly secure or freezer storage] as required by the Company.

            7) Cycle count all reserve locations once each calendar quarter. Cycle counting in excess of this standard may result in additional charges.

            8) Provide Company with bulk storage space for merchandise inventory in excess of immediate sale demand.

            9) Provide Company with active storage space for merchandise inventory to meet immediate sale demand.

            10)     Refurbish products as instructed by Company.

        v.      Technology Services

            1) Use of and technical integrations, as required, with the NewRoads proprietary order entry fulfillment system (the "System").

            2) Maintain a backup and "disaster recovery" system and procedures in accordance with NewRoads specifications.

            3) Provide for customization of computer processing systems as requested in writing by the Company, within limitation specified by NewRoads.

            4) Provide various computer-processing services, as listed on the NewRoads Fee schedule.

            5) Arrange for any required telecommunications connectivity necessary to support the Company's business.

            6) Provide training to Company personnel on NewRoads systems, at either NewRoads or Company locations

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

            7) Provide Company personnel with real-time access to NewRoads operating applications.

            8) Help desk support from 8:00 a.m., EST to 5:00 p.m., EST, and reasonable escalation paths for emergencies outside of normal hours of support, consistent with NewRoads normal operating policies.

3.      SERVICE LEVELS.

    a. Peak Weeks shall be deemed to be the Company's 10 highest order volume weeks during a calendar year as determined from the Annual Forecast for such year as updated by Quarterly Forecasts and Revised Quarterly Forecasts, provided that any such Revised Quarterly Forecast shall have been received by NewRoads at least four weeks prior to such Peak Week.

    b. No Service Level Agreement by NewRoads shall be cause for a non-monetary default or breach of this Agreement when measured over a period of time shorter than the period of time covered by a Forecast provided by Company to NewRoads.

    c.  Service Level Agreements

            i. In stock order shipment if received by cut-off time (other than orders for next day delivery), measured weekly.

                    1)  Non-Peak Days: [***].

                    2)  Peak Days: [***].

            ii. Orders for next day delivery, received by cut-off time.

                    1)  [***].

            iii. Cut off Times

                    1)  Non-Peak Days: [***]

                    2)  Peak Days: [***]

            iv. Merchandise received, from dock to stock, if received by noon, measured weekly. Measurement begins when the Merchandise and "sufficient paperwork" is received, whichever is later.

                    1)  Non-Peak Days: [***].

                    2)  Peak Days: [***]

                    3) [***]% count check in Merchandise receiving with notation of all discrepancies (overages, short-ships, etc.)

                    4) Quality control check of [***]% of each shipment (in accordance with instructions of the Company) inspecting selected items for damages and comparing against original sample for matching characteristics and quality, provided that the Company may increase the quality

                    Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

                    control percentage up to [***]% on particular styles or classes of Merchandise at its sole discretion.

            v. Returns processed, from receipt to completion of all required financial and inventory transactions and restocking of saleable merchandise (including any necessary refurbishment), if received by noon, measured weekly. Measurement excludes anytime that Company's Blue Martini application is unavailable to NewRoads for returns processing.

                    1)  Non-Peak Days: [***].

                    2)  Peak Days: [***].

            vi. Returned shipments with: wrong item shipped, duplicate items shipped, missing items from package, or insufficient quantity not to exceed [***] of total orders shipped on a yearly basis.

            vii. Senior operating executives at NewRoads will be reasonably available to meet (in person or via telephone as the parties shall determine is necessary) and comprehensively review the Services in order to identify and jointly seek to implement any productivity and methods improvements that can reasonably be expected to reduce costs to the Company and otherwise improved the level of the Services performed by NewRoads.

4. FORECASTS. The parties acknowledge that orders for Merchandise may not be uniform from month to month as a result of various factors, including the seasonal nature of the demand for Merchandise and advertising and marketing schedules which are subject to constant changes, and that the inability of Company accurately to predict the volume of orders to be processed or the inventory to be received and warehoused on a weekly basis may have a detrimental effect on NewRoads' ability to provide the Services in accordance with the Service Levels. Company recognizes and understands the importance of keeping NewRoads informed at all times of forecasted order volumes, schedule changes, fast and slow selling items, Merchandise or vendor problems and all other material business issues which might have an effect upon the performance by NewRoads of its obligations hereunder and shall provide NewRoads with reasonable notice after Company is aware of any changes in any such forecasted items. Specifically, but without limiting the generality of the foregoing, Company agrees as follows:

    a. Company shall deliver to NewRoads an Annual Forecast at least three months prior to the beginning of each successive calendar year during the Term, in respect of such calendar year.

    b. Four weeks prior to the first day of each calendar quarter, Company shall deliver to NewRoads a Quarterly Forecast.

    c. Company shall deliver to NewRoads a Revised Quarterly Forecast whenever it believes that any business condition may have the effect of changing materially any item of the previous Quarterly Forecast furnished to NewRoads. In the event that Company experiences an actual increase in any forecast part of its business in respect of any week of more than Allowable Forecast Variance, as specified in a Statement of Work, over that projected for such activity for such week as set forth in any applicable Quarterly Forecast (or a Revised Quarterly Forecast which has been delivered to NewRoads at least four weeks prior to such week) and has not advised NewRoads in writing at least four weeks prior to such week that such increase is forecasted, then NewRoads shall use commercially reasonable efforts to meet those Service Levels directly or indirectly affected by the increased level of activity (but shall not be responsible for any failure to meet such Service Levels that is directly caused by such increased level of activity) for so long as Company's volume exceeds by more than Allowable Forecast Variance the volume projected in the most recent Quarterly Forecast or Revised Quarterly Forecast for such activity.

    d. The information contained in Quarterly Forecasts, Revised Quarterly Forecasts and Annual Forecasts provided by Company to NewRoads shall be reasonably related to and consistent with the actual operating history of Company, subject to deviations therefrom as reasonably required by changes in circumstances.

5. INVENTORY. Merchandise inventory shall be handled and processed as follows:

    a. Company shall transmit to NewRoads, prior to the starting point of the receiving SLA, sufficient information to allow NewRoads to (1) properly publish a purchase that NewRoads can receive against (2). permit NewRoads to identify the Merchandise as that of Company and (3) to permit NewRoads to match the physical product with the Company supplied information. NewRoads will provide Company with notice of the receipts and requests for purchase order information within 4 hours of receipt of the merchandise from the carrier, NewRoads shall use commercially reasonable efforts but is under no obligation to receive Merchandise on behalf of Company if it does not receive the information required to complete a publish a purchase order..

    b. For inbound shipments, except for shipments delivered by "parcel" carriers, such as UPS, FedEx, DHL or the U.S. Postal Service, Company shall advise its vendors that motor carriers must contact NewRoads at least one Business Day prior to delivery and make a delivery appointment prior to arrival. Inbound shipments arriving at a NewRoads warehouse without one Business Day's prior notice may be refused or delayed by NewRoads depending on the space and manpower available at the time of arrival. Each inbound shipment must have a packing slip and each carton must be marked with the purchase order number.

    c. NewRoads shall use its commercially reasonable efforts to comply with Company's written instructions regarding handling and disposing of Problem Merchandise and shall submit to Company a report of Problem Merchandise as soon as practicable after having received it. NewRoads shall not include Problem Merchandise in the inventory of items available for shipment to customers but shall include such Problem Merchandise in a separate inventory stored at storage rates as specified in the applicable Statement of Work for the first 30 days and thereafter, upon five (5) Business Days prior written notice to Company, at the Problem Merchandise Rate. Company acknowledges that Problem Merchandise cannot be stored indefinitely and that all Problem Merchandise shall be removed at Company's expense within 30 days after NewRoads notifies Company of specific details relevant to the reasons for the classification of the Merchandise as Problem Merchandise. Following the end of such 30 day period, NewRoads has the right to dispose of the Problem Merchandise, upon five (5) Business Days prior written notice, by returning the Merchandise to Company on a freight collect basis or taking any other actions which are reasonable under the circumstances; provided, however, that NewRoads shall follow Company's reasonable directions with respect to any other disposition (at Company's expense) of the Problem Merchandise. Once Merchandise has been adequately repaired or reconstituted so that its processing no longer imposes an unreasonable hardship on NewRoads, NewRoads agrees promptly to remove such Merchandise from its Problem Merchandise status and to so notify Company in writing within 10 Business Days.

    d. Company acknowledges that Company shall be solely responsible for selecting, purchasing, paying for and arranging for the shipment to NewRoads of Merchandise, and NewRoads agrees that it shall not have and shall not represent that it has any authority to undertake any of such activities on Company's behalf.

    e. In the event that any Merchandise shipped by NewRoads to end user customers is returned as damaged, returned as undeliverable or lost, NewRoads shall notify Company, store damaged Merchandise as Problem Merchandise pending inspection by the carrier, file tracers for the lost shipments and claims for damaged and lost shipments which originated from NewRoads, and reimburse Company for any money paid or credited to NewRoads by the common carrier as a result of such claims within 30 days after receipt.

    f. NewRoads reserves the right to refuse, without liability of any kind, acceptance of Merchandise which, because of its condition, might cause, in NewRoads' reasonable sole judgment, infestation, contamination, or damage to the warehouse facility or to other goods in the custody of NewRoads. NewRoads shall notify Company of its refusal to accept any such Merchandise and the reason for its refusal within one Business Day after such refusal. If NewRoads believes that any Merchandise has caused or may cause damage to the

        Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

        warehouse facility or to any other goods in the custody of NewRoads or has characteristics which make its storage illegal, NewRoads, after giving reasonable notice to Company, may dispose of the Merchandise in any lawful manner and will incur no liability by reason of such disposal, and Company shall pay NewRoads any costs incurred by NewRoads in connection with such disposal as well as storage at the Problem Merchandise Rate from the date NewRoads notifies Company of such belief.

    g. At least one annual Physical Inventory will be performed at Company's request, timed to coincide with the end of Company's fiscal year. Additional Physical Inventories may be requested by Company with reasonable notice, given the circumstances and business environment at the time such request is made, and NewRoads will use commercially reasonable efforts to accommodate requests for additional physical inventories. Such requests for physical inventory or cycle counts shall be billed as part of Actual Variable Costs.

    h. At least once per quarter, appropriate NewRoads personnel will review the layout of the Merchandise and pick locations in order to determine whether any changes can be made to such layout in order to minimize Company's costs, and any suggested changes resulting from such review shall be implemented promptly.

6. REPORTS. NewRoads shall continue to provide the reporting that it currently provides to Company, as well as any new reports that may be mutually agreed to. Customization fees may apply to any such new reports.

7.      OBLIGATIONS & ASSUMPTIONS.

    a. The Fees, as shown in Attachment 1, are based upon NewRoads Standard Operating Procedures and the services that NewRoads has performed for Company under the Original Agreement. While the parties are both familiar with the current processing requirements, the parties further recognize that some process requirements may change over time. Therefore, the parties agree that if either party identifies a process to which major changes must be made, that party may bring the process to the attention of the other to seek (1) a revision to the process and/or
        (2) a revision of the fee related to such process. Considering the fee structure of this agreement, the parties concur that this paragraph should apply to processes which would affect fixed fees identified in Attachment 1 (for example, changes to the types of products sold, which require changes in storage requirements), and not to processes, the costs of which would be recovered under the Adjusted Actual Variable Cost (for example, changes to the packing process). Further, if in the commercially reasonable determination of either party, the scope of Services or volume of transactions hereunder materially changes during the Term from what is currently contemplated, the Rates shown in Attachment 1 may be subject to revision. Upon the parties failure to agree to such revision after good faith negotiations, either party may terminate the Agreement upon 120 days prior written notice.

    b. Company may request a material adjustment to the scope or volume of Services provided with respect to this Statement of Work, or may add additional Statements of Work, by submitting a written proposal to NewRoads. Provided that NewRoads agrees to provide such Services, the parties shall agree to an amendment to this Statement of Work or the creation of a new Statement of Work. Such Statement of Work shall provide for reasonable fee adjustments to compensate NewRoads for any increases in Services involving increased labor or other costs, provided such price adjustments are agreed to by Company.

8.      ALLOWABLE FORECAST VARIANCE. The Allowable Forecast Variance shall be
        [***].

9.      INVENTORY SHRINKAGE REIMBURSEMENT

    a.  Merchandise

        i. [***] percent of all Merchandise Inventory Shrinkage which is equal to or less than [***] percent,
        ii. [***] percent of all Merchandise Inventory Shrinkage which exceeds [***] percent.

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

    b.  Non-Merchandise

        i. [***] percent of all Non-Merchandise Inventory Shrinkage which is equal to or less than [***] percent,
        ii. [***] percent of all Non-Merchandise Inventory Shrinkage which exceeds [***] percent but is equal to or less than [***] percent, and
        iii. [***] percent of all Non-Merchandise Inventory Shrinkage which exceeds [***] percent.

10.     FEES. Company shall pay NewRoads the fees delineated in Attachment 1.

    a. Billing the Estimated Variable Cost Per Order. The Estimated Variable Cost Per Order shall be billed weekly based upon the Actual Variable Cost Per Order. On the last invoice of each month, the Estimated Variable Cost Per Order shall be reconciled, in accordance with past practices, to the Adjusted Actual Variable Cost Per Order and any variance in such reconciliation shall be included as a debit or credit on the same invoice.

11.     INVOICING & PAYMENT TERMS.

    a. Invoices shall be rendered to Company weekly for Services performed or any other financial obligation due NewRoads from Company.

    b.  Payments shall be due 15 days from the date received by Company.

12.     NOTICES

    a. If to NewRoads: NewRoads, Inc., 730 E Church St, Martinsville, Virginia 24112; Attn: General Manager; Fax: 276-670-2121; Phone: 276-670-2100.

        i.      With copies to:

            1) NewRoads, Inc. 730 E Church St, Martinsville, Virginia 24112; Attn: Corporate Counsel; Fax: 276-670-2121; Phone:
                    276-670-2100.

            2) Kane Kessler, PC; 1350 Avenue of the Americas; New York, NY 10019-4896; Attn: Robert L. Lawrence, Esq.; Fax:
                    212-245-3009; Phone: 212-541-6222.

    b. If to Company: If to Company: Bluefly, Inc.; Attn: Patrick Barry; 42 West 39th Street, New York, NY 10018; Fax: 212-869-6916; Phone 212-944-8000.

            1) With a copy to: Bluefly, Inc.; Attn: Jon Freedman; 42 West 39th Street, New York, NY 10018; Fax: 212-937-2015; Phone 212-944-8000.

IN WITNESS WHEREOF, the parties have caused this Statement of Work to be executed by their duly authorized representatives as of the date first written above.

NewRoads, Inc.                               Bluefly, Inc. ("Company")


By:    /s/ David P. Himes                    By:    /s/ Patrick C. Barry
       ---------------------------------            ----------------------------
Name:  David P Himes                         Name:  Patrick Barry

Title: Senior Vice President                 Title: Chief Operating Officer and
                                                    Chief Financial Officer

Date:  March 21, 2005                        Date:     March 21, 2005

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

Attachment 1
Fee Schedule

    Line Item           Unit of Measure    Period of Measure   Unit Fee
--------------------    ---------------    -----------------   ----------------
Fixed Fee per Order     Order Accepted                          see table below
Reserve Storage         Pallets            Week                [***]
Primary Pick Storage    Square Foot        Week                [***]
Programming             Hour                                   [***]
Account Management                         Week                [***]
Technology Services     Order Accepted     Week                 see table below

Adjustment to Actual Variable Cost                             [***]

                        Gross Orders from  Gross Orders to
Fixed Fee per Order                  up to [***]               [***]
                        [***]              [***]               [***]
                        [***]              [***]               [***]
                        [***]              [***]               [***]
                        [***]              [***]               [***]
                        [***]              [***]               [***]
                        [***]              [***]               [***]
                        [***]              [***]               [***]
                        [***]                          or more [***]

Technology Services                  up to [***]               [***]
                        [***]              [***]               [***]
                        [***]                          or more [***]

     Task                         Comment                  Unit           Rate
----------------------    ------------------------------   ----           -----
Hourly Rates              This rates apply to Special Services or other
                          Client-authorized activity not covered by transaction
                          or periodic fees
 Staff Training                                            hour           [***]
 Training Preparation                                      hour           [***]
 Client Service Support                                    hour           [***]
 Warehouse Labor                                           hour           [***]
 Supervisor Labor                                          hour           [***]
 Help Desk                billed in 15 minute increments   hour           [***]
 Programmer                                                hour           [***]

    1. For purposes of calculating the Fixed Fee per Order and the Technology Services Fee, Gross Orders shall be measured the projected 12-month volume of Gross Orders (as hereinafter defined) at the beginning of each calendar year of the Term, provided that, to the extent that such 12-month volume

            Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

            exceeds projections, the Fixed Fee Per Order will be based upon the actual volume of Gross Orders during such year. At the end of each calendar year of the Term, the Fixed Fee Per Order and Technology Services Fee will be adjusted retroactively and the Company will receive a credit for any overcharge or be invoiced for any undercharge.. No Fixed Fee Per Order will be charged for back orders.

    2. To the extent that the Company experiences product returns that are the result of NewRoads' picking errors (including, without limitation, wrong items shipped, duplicate items, items mistakenly shipped, missing items or components or damaged items) ("Error-Based Returns"), and such Error-Based Returns exceed [***] of all items shipped during any calendar year, then NewRoads shall issue to the Company a credit in the amount of the sum of the Fixed Fee Per Order and Technology Services Fee originally applied to the order of which such returned product was a part for each Error-Based Return in excess of [***] of units shipped. To the extent that such Error-Based Returns exceed [***] of all items shipped on during such calendar year, then NewRoads shall issue the Company a credit as prescribed in this section 5(b)(ii) plus an additional $[***] for each Error-Based Return. Orders processed during calendar year 2005 but prior to the Effective Date shall be included in all calculations relating to the Fixed Fee per Order, the Technology Services fees and any adjustments or credits thereto.

    3. There will be no space fees charged for receiving areas, packing areas or shipping areas.

    4. Company will not be charged any programming or other expenses in connection with any changes to NewRoads' systems, which are instigated by NewRoads, and any QA necessary to ensure the proper integration of Company's systems with such changes to NewRoads' systems.

    5. With the exception of the fees set forth above, Company will not be charged for any additional fees without its prior written approval, including, but not limited to, fees for inserts e-mails, bins, racking and other equipment.

    6.      The Termination Fee shall be $[***].

Attachment 2
Escalation Schedule

In order to insure that each party has the appropriate contact information is circumstances warrant escalating any open issue between the parties, contact information, including name, title, phone, fax and e-mail address, is provided below. Each party agrees to notify the other promptly of any change to this information.

        1.  For NewRoads

                a.  Primary Contact - Rhonda Frith, Account Executive
                b.  Secondary Contact - Lisa Bogle, Director of Client
                    Solutions,
                c. Executive Contact - David P Himes, Senior Vice President, 703-912-9594, 703-783-0323 (fax), david.himes@newroads.com

        2.  For Company

                a.  Primary Contact -- TBD
                b.  Secondary Contact -- TBD
                c.  Tertiary Contact -- TBD
                d.  Executive Contact -- TBD

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